Exhibit 99.1

GuideWell to Acquire Triple-S Management in Combination Designed to Drive Health Care Affordability and Improve Health Outcomes in Florida and Puerto Rico

Builds on Blue Cross and Blue Shield Plans’ Complementary Strengths and Shared Commitment to Help People and Communities Achieve Better Health and to Lead in the Transformation of Health Care

Accelerates the Launch of Best-in-Class Culturally Relevant Offerings in Florida and Puerto Rico

Increases Scale and Resources, Strengthens Market Position and Enables Increased Investments to Enhance Affordability

JACKSONVILLE, Fla. and SAN JUAN, Puerto Rico – August 24, 2021 – GuideWell Mutual Holding Corporation (“GuideWell”), a health solutions company and parent of Blue Cross and Blue Shield of Florida, Inc. (“Florida Blue”), and Triple-S Management Corporation (“Triple-S Management”) (NYSE: GTS), a leading health care services company in Puerto Rico, today announced they will combine to transform the health care experience for their members in Florida and Puerto Rico.

Under the terms of the definitive agreement, GuideWell will acquire all the outstanding shares of Triple-S Management common stock for $36.00 per share in cash, representing a premium of approximately 49% to Triple-S Management’s 90-day volume-weighted average trading price. The transaction (the “Transaction”) equity value is approximately $900 million. Upon completion of the Transaction, Triple-S Management will become a subsidiary of GuideWell and will continue to operate under the Triple-S Management brand. The agreement was unanimously approved by both companies’ Boards of Directors.

The combination brings together industry leaders – and builds on the companies’ complementary assets, cultures and strategic visions. GuideWell is a not-for-profit mutual holding company and the parent to a family of forward-thinking companies, including Florida Blue, that are focused on transforming health care. In total, GuideWell companies serve more than 45 million people in 45 states. Florida Blue is the oldest and largest health insurer in Florida, proudly serving more than 5 million members across all 67 counties in the state. Triple-S Management serves more than 1 million consumers in Puerto Rico, with a strong position in Medicare Advantage, a leading position in Puerto Rico Medicaid and commercial segments, and solid foundations in its Life and P&C segments.

The Transaction positions GuideWell, Florida Blue and Triple-S Management to better serve customers and members in a rapidly evolving environment. The combined entity will be a well-diversified leader, strongly positioned to compete effectively and invest substantially to drive improved health outcomes, access and affordability.

“The Transaction expands GuideWell’s core insurance operations and positions Florida Blue and Triple-S Management for significant growth and meaningful value creation for the customers and communities we serve,” said Pat Geraghty, president and chief executive officer of GuideWell and Florida Blue. “Florida Blue and Triple-S Management are both recognized for their high-quality, affordable health care and their actions deeply rooted in supporting community well-being. With Puerto Rico’s outlook strengthening, and Florida experiencing fast-paced growth, especially in its Puerto Rican and Hispanic populations, this is a natural next step.”

“Uniting our mission-driven, community-focused teams is a great outcome for our companies, as well as for Puerto Rico and Florida, and our shareholders,” said Roberto Garcia-Rodriguez, president and chief executive officer of Triple-S Management. “We have long admired Florida Blue’s locally focused approach to care, and we share their respect for the uniqueness of every community served. By partnering with a strong organization that shares our mission and approach, we will be well positioned to achieve our strategic goals, expand access and improve health care outcomes for all our members. The Transaction is also clearly in the best interests of our shareholders, given the strategic fit, the significant premium to our current share price and resulting shareholder liquidity.”

The Transaction:

•	Builds on deep local expertise to address the unique needs of Florida Blue’s and Triple-S Management’s diverse customers, driving improved health outcomes, affordability, access and health equity. Triple-S Management and Florida Blue will work together to launch culturally relevant solutions and improve key drivers of health. Triple-S Management’s deep understanding of the Puerto Rican and Hispanic communities, its Spanish-speaking provider network and customer support, and its strong name and brand recognition in Puerto Rico will benefit Florida Blue as the Puerto Rican and Hispanic communities continue to experience fast-paced growth in Florida.

•	Accelerates GuideWell’s and Triple-S Management’s diversification and growth. GuideWell and Triple-S Management will leverage each other’s capabilities and expertise to improve health care value for their respective customers. For example, the Transaction will accelerate Florida Blue’s growth in Medicare Advantage and across all lines of business in Florida’s rapidly growing Puerto Rican and Hispanic populations.

•	Addresses affordability and enables increased investment. As overall health care costs continue to rise, the companies’ expanded scale and reach will enable them to address affordability and continue to invest in accessible, effective health solutions.

•	Drives immediate accretion and propels long-term growth through scale advantages. GuideWell expects the Transaction to be immediately accretive. The Transaction will create a leading provider of Medicare in the United States, enabling Florida Blue and Triple-S Management to better compete against other insurers in Florida and Puerto Rico.

Transaction Details

The Transaction will be completed through a merger of a newly created subsidiary of GuideWell with and into Triple-S Management, with Triple-S Management as the surviving corporation. Following completion of the Transaction, Triple-S Management will operate as a wholly owned subsidiary of GuideWell and will continue to be led by its current management team while operating under the Triple-S Management brand. Triple-S Management’s providers, members and community partners will continue to work with the Triple-S Management staff they know and trust.

The Transaction is expected to close in the first half of 2022, subject to satisfaction of normal closing conditions, including customary state and federal regulatory review and approval as well as approval by Triple-S Management shareholders.

Advisors

J.P. Morgan Securities LLC is serving as exclusive financial advisor to GuideWell, and Cravath, Swaine & Moore LLP is serving as legal counsel. Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Triple-S Management, and Davis Polk & Wardell LLP is serving as legal counsel.

Message for Investors

A pre-recorded message from Mr. Garcia-Rodriguez will be available on the investor relations page of Triple-S Management’s website at 8:30 a.m. Eastern at investors.triplesmanagement.com. Investors may also listen to the pre-recorded message at that time by dialing 1-877-407-0792 or 1-201-689-8263.

Website

Additional information about the combination and its compelling benefits is available at a joint website at www.BuildingHealthTogether.com.

About GuideWell

GuideWell Mutual Holding Corporation (GuideWell) is a not-for-profit mutual holding company and the parent to a family of forward-thinking companies focused on transforming health care. The GuideWell organization includes Florida Blue, the leading health insurance company in Florida; GuideWell Health, a portfolio of clinical delivery organizations; GuideWell Venture Group, a portfolio of companies, including Onlife Health and PopHealthCare, focused on creating human-first and innovative health solutions for health plans; GuideWell Source, a provider of administrative services to state and federal health care programs; and WebTPA, a market leading administrator of self-funded employer health plans. In total, GuideWell and its affiliated companies serve more than 45 million people in 45 states. For more information, visit www.guidewell.com.

About Florida Blue

Florida Blue, Florida’s Blue Cross and Blue Shield company, has been providing health insurance to residents of Florida for more than 75 years. Driven by its mission of helping people and communities achieve better health, the company serves more than 5 million health care members across the state. Headquartered in Jacksonville, Fla., it is an independent licensee of the Blue Cross and Blue Shield Association.

About Triple-S Management Corporation

Triple-S Management, a health services company, serves more than 1 million customers in Puerto Rico, which represents nearly one-third of the island’s population. With over 60 years of experience, it is the premier insurance and managed care brand, with the largest customer base and broadest provider networks on the island. Triple-S Management has the exclusive right to use the Blue Cross Blue Shield name and mark throughout Puerto Rico, the U.S. Virgin Islands, Costa Rica, the British Virgin Islands and Anguilla, and offers a broad portfolio of managed care and related products in the commercial, Medicare Advantage and Medicaid segments. Triple-S Management is also a well-known brand in the life insurance and property and casualty insurance segments in Puerto Rico, with strong customer relationships and a significant market share. For more information about Triple-S Management, visit www.triplesmanagement.com or contact investorrelations@ssspr.com.

Forward-looking Statements

Certain statements contained in this communication are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future, not past or historical events. Without limiting the foregoing, the words “anticipate(s),” “believe(s),” “estimate(s),” “expect(s),” “feel(s),” “forecast(s),” “intend(s),” “may,” “potential,” “plan(s),” “predict(s),” “project(s),” “seek(s),” “should,” “would,” “will,” and similar expressions (including the negative thereof) are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Triple-S Management Corporation (“Triple-S”) intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although Triple-S believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, the risk that Triple-S fails to obtain the required vote of Triple-S’s shareholders; the risk of a significant delay in consummating the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval or a Blue Cross and Blue Shield Association approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the impact of COVID-19 on global markets, economic conditions, the health care industry and our results of operations, which is unknown, and the response by governments and other third parties; the inability to predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs; disasters or epidemics; provider, territory, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the outcome of legal and regulatory proceedings; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that potential litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification or liability; unexpected costs, charges or expenses resulting from the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Triple-S; and the risk that the proposed transaction and its announcement could have an adverse effect on Triple-S’s ability to contract with providers and retain and hire key personnel; as well as risk factors listed from time to time in Triple-S’s filings with the Securities and Exchange Commission (the “SEC”). Triple-S cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Triple-S disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

This communication relates to a proposed transaction between Triple-S and GuideWell Mutual Holding Corporation (“GuideWell”). In connection with this proposed transaction, Triple-S may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Triple-S may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TRIPLE-S ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR

ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Triple-S. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Triple-S through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Triple-S will be available free of charge on Triple-S’s internet website at https://investors.triplesmanagement.com or by contacting Triple-S’s primary investor relations contact by email at investorrelations@ssspr.com or by phone at (787)749-4949. Copies of documents filed with the SEC by GuideWell will be made available free of charge on GuideWell’s website at www.guidewell.com.

Participants in Solicitation

Triple-S, GuideWell, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Triple-S is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 18, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. Information about the directors and executive officers of GuideWell is set forth on its website at www.guidewell.com/who-we-are.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

GuideWell Contacts

Thurman Justice

EVP and Chief Financial Officer

(904) 905-5085

Farley Kern

Chief Communications Officer

Farley.Kern@bcbsfl.com

(312) 213-9811

Triple-S Management Contacts

Victor J. Haddock-Morales

EVP and Chief Financial Officer

(787) 749-4949

Garrett Edson

ICR

(787) 792-6488